UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 6, 2007
                Date of report (Date of earliest event reported)

                               MedSolutions, Inc.
               (Exact Name of Registrant as Specified in Charter)

            Texas                    0-32995             75-2531556
(State or Other Jurisdiction of    (Commission    (IRS Employer Identification
         Incorporation)            File Number)             No.)


                 12750 Merit Drive, Park Central VII, Suite 770
                               Dallas, Texas 75251
              (Address of Principal Executive Offices and Zip Code)

                                 (972) 931-2374
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          [X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On July 6, 2007, MedSolutions, Inc., a Texas corporation ("MedSolutions"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Stericycle, Inc., a Delaware corporation ("Stericycle"), and TMW Acquisition Corporation, a Texas corporation and a wholly-owned subsidiary of Stericycle (the "Merger Sub").

     Pursuant to the Merger Agreement, the Merger Sub will be merged with and into MedSolutions, with MedSolutions continuing after the merger as the surviving corporation. At the effective time of the merger, each issued and outstanding share of common stock of MedSolutions will be converted into the right to receive $0.50 in cash and a promissory note issued by Stericycle (a "Note") in the principal amount of $1.50. The Notes will be payable in six installments of interest only due on each of the first six anniversaries of the date on which the merger closes and one final installment of principal and interest due on the seventh anniversary of such closing date, and will bear interest, at the election of each holder of shares of MedSolutions common stock, at the annual rate of either 3.5% (if such shareholder elects to have such Note supported by a master letter of credit) or 4.5% (if such shareholder does not elect such support). The principal amount of the Notes, and payments under the Notes, are subject to reduction in certain circumstances as provided in the Merger Agreement.

     Immediately prior to the effective time of the merger, each outstanding option to purchase MedSolutions common stock, whether or not previously vested, will be cancelled, and will thereafter represent only the right to receive from the surviving corporation an amount equal to the product of (i) the number of shares of MedSolutions common stock issuable upon the exercise of the option multiplied by (ii) the excess, if any, of the merger consideration over the exercise price per share payable under the option, subject to any required withholding taxes. The amount payable shall consist of 25% cash and 75% in the form of a Note, which Note shall bear interest at the annual rate of 3.5% or 4.5% (as described above) at the election of the optionholder.

     The merger is expected to close in the third quarter of 2007, subject to, among other things, approval of MedSolutions' shareholders and other customary closing conditions. The merger has been unanimously approved by the respective Boards of Directors of MedSolutions and Stericycle.

     In connection with the execution of the Merger Agreement, certain shareholders of MedSolutions entered into a voting agreement with Stericycle and the Merger Sub (the "Voting Agreement"), pursuant to which, among other things, such shareholders agreed to vote their shares in favor of the merger.

     The foregoing description of the merger is not complete and is qualified in its entirety by reference to the Merger Agreement and the Voting Agreement, which are filed as Exhibits 2.1 and 99.1 hereto, respectively, and are incorporated herein by reference.

     Forward-Looking Statements

     Statements in this report regarding the proposed merger between MedSolutions and Stericycle, the expected timetable for completing the transaction and any other statements about MedSolutions' or Stericycle's managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: shareholders could not vote to approve the transaction; the ability to consummate the transaction; and the other factors described in MedSolutions' and Stericycle's Annual Reports on Form
10-KSB and Form 10-K, respectively, for the year ended December 31, 2006 and such companies' most recent quarterly reports filed with the SEC. MedSolutions disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this report.

     Additional Information

     MedSolutions and Stericycle will file a proxy statement/prospectus and other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (the "SEC"). Investors are urged to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by MedSolutions free of charge by requesting them in writing from MedSolutions or by telephone at (972) 931-2374. You may obtain documents filed with the SEC by Stericycle free of charge by requesting them in writing from Stericycle at 28161 North Keith Drive, Lake Forest, Illinois 60045, or by telephone at (847) 367-5910.

     SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

     MedSolutions and Stericycle, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of MedSolutions in connection with the merger. Information about the directors and executive officers of MedSolutions and their ownership of MedSolutions stock is set forth in MedSolutions' Annual Report on Form 10-KSB for the year ended December 31, 2006. Information about the directors and executive officers of Stericycle and their ownership of Stericycle stock is set forth in the proxy statement for Stericycle's 2007 Annual Meeting of
Stockholders. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits. The following Exhibits are filed as part of this report:

          2.1 Agreement and Plan of Merger dated as of July 6, 2007 by and among MedSolutions, Inc., Stericycle, Inc. and TMW Acquisition Corporation.*

          99.1 Voting   Agreement  dated  as  of  July  6,  2007  by  and  among
               Stericycle,   Inc.,   TMW   Acquisition   Corporation,   and  the
               shareholders of MedSolutions, Inc. signatory thereto.*


*The schedules and Exhibits C, D and E to the Agreement and Plan of Merger, and Exhibit A to the Voting Agreement, have been omitted pursuant to Item 601(b)(2) of Regulation S-B. MedSolutions hereby undertakes to furnish supplementally copies of any omitted schedules and exhibits to the Securities and Exchange Commission upon request.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MEDSOLUTIONS, INC.

Date: July 6, 2007                         By:  /s/ Matthew H. Fleeger
                                                ----------------------
                                           Matthew H. Fleeger
                                           President and Chief Executive Officer





                                INDEX TO EXHIBITS

2.1 Agreement and Plan of Merger dated as of July 6, 2007 by and among MedSolutions, Inc., Stericycle, Inc. and TMW Acquisition Corporation.*

99.1 Voting  Agreement dated as of July 6, 2007 by and among  Stericycle,  Inc.,
TMW  Acquisition  Corporation,  and  the  shareholders  of  MedSolutions,   Inc.
signatory thereto.*


*The schedules and Exhibits C, D and E to the Agreement and Plan of Merger, and Exhibit A to the Voting Agreement, have been omitted pursuant to Item 601(b)(2) of Regulation S-B. MedSolutions hereby undertakes to furnish supplementally copies of any omitted schedules and exhibits to the Securities and Exchange Commission upon request.